UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 15, 2021

 RESTAURANT BRANDS INTERNATIONAL INC.
RESTAURANT BRANDS INTERNATIONAL LIMITED PARTNERSHIP
(Exact name of registrant as specified in its charter)

Canada	001-36786	98-1202754
Ontario	001-36787	98-1206431
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

130 King Street West, Suite 300		M5X 1E1
Toronto,	Ontario
(Address of Principal Executive Offices)		(Zip Code)
(905) 339-6011
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbols	Name of each exchange on which registered
Common Shares, without par value	QSR	New York Stock Exchange

Securities registered pursuant to Section 12(g) of the Act:
Title of each class	Trading Symbols	Name of each exchange on which registered
Class B exchangeable limited partnership units	QSP	Toronto Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On June 15, 2021, Restaurant Brands International Inc., a corporation organized under the laws of Canada (the “Company”) announced that its wholly owned subsidiaries, 1011778 B.C. Unlimited Liability Company, an unlimited liability company organized under the laws of British Columbia (the “Issuer”), and New Red Finance, Inc., a Delaware corporation (the “Co-Issuer” and, together with the Issuer, the “Issuers”), have launched an offering of $800 million in aggregate principal amount of 3.875% First Lien Senior Secured Notes due 2028 (the “Notes”). The Notes are being offered as additional notes under the Indenture, dated as of September 24, 2019, pursuant to which the Issuers previously issued $750 million in aggregate principal amount of 3.875% First Lien Senior Secured Notes due 2028. The Issuers expect to use the net proceeds from the offering of the Notes to redeem all of the Issuers’ outstanding aggregate principal amount of 4.250% First Lien Senior Secured Notes due 2024 (the “2024 Notes”), plus any accrued and unpaid interest thereon and pay related premium, fees and expenses. The Issuers expect to redeem $775 million in aggregate principal amount of 2024 Notes. This Current Report does not constitute a notice of redemption with respect to the 2024 Notes.

The Notes will be first lien senior secured obligations of the Issuers guaranteed on a senior secured basis by each of the subsidiaries that guarantee the Issuers’ obligations under the Issuers’ existing senior secured credit facilities.

The Notes will be marketed (i) to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act, and (ii) outside the U.S. pursuant to Regulation S under the Securities Act. The Notes and the related guarantees have not been and will not be registered under the Securities Act and may not be offered or sold in the U.S. absent registration or an applicable exemption from the registration requirements under the Securities Act and applicable state securities laws

The press release relating to the offering of the Notes is attached hereto as Exhibit 99 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99	Press release issued by the Company on June 15, 2021.
104	Cover Page Interactive Data File (the cover page tags are embedded within the Inline XBRL document).

SIGNATURES
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RESTAURANT BRANDS INTERNATIONAL INC. RESTAURANT BRANDS INTERNATIONAL LIMITED PARTNERSHIP, by its general partner RESTAURANT BRANDS INTERNATIONAL INC.

Date: June 2, 2021	/s/ Jill Granat
	Name:	Jill Granat
	Title:	General Counsel and Corporate Secretary